UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2009

PERKINS & MARIE CALLENDER'S INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-131004	62-1254388
(STATE OR OTHER JURISDICTION OF	(COMMISSION FILE	(IRS EMPLOYER
INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

6075 POPLAR AVENUE, SUITE 800
MEMPHIS, TENNESSEE 38119-4709
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 4, 2009, Perkins & Marie Callender's Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, relating to its results of operations for the 2009 fiscal first quarter ended April 19, 2009.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 - Press Release dated June 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          PERKINS & MARIE CALLENDER'S INC.

Date:   June 5, 2009                                                            By:  /s/ Fred T. Grant, Jr.
                                                                                              ------------------------------------
                                                                                              Fred T. Grant, Jr.
                                                                                              Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number      Description
-------     --------------------------------------------------------------------

99.1        Press Release dated June 4, 2009